UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2004

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2002-13)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16443 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the semi annual distribution reported to the holders of SATURNS Trust No. 2002-13, which was made on February 17, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Semi-Annual distribution report pursuant to the Trust Agreement for the distribution on February 17, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MS STRUCTURED ASSET CORP., REGISTRANT

Date: February 19, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
					STATEMENT DATE:	17-FEB-04
		GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED			PAYMENT DATE:	17-FEB-04
SERIES 2002-13

135 S. LASALLE STREET, SUITE 1625
CHICAGO, IL 60603
USA

			PRIOR PAYMENT:	15-AUG-03
			NEXT PAYMENT:	16-AUG-04
			RECORD DATE:	01-FEB-04

ABN AMRO ACCT: 720461.1
	ADMINISTRATOR:	REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY 312.904.9387			ANTY HUANG 714.238.6769
	ANDY.STREEPEY@ABNAMRO.COM			ANTY.HUANG@ABNAMRO.COM

PAGE(S)
	ISSUE ID:	SAT00213			CLOSING DATE:	29-OCT-02
			STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
			CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	18-FEB-03
	MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4	RATED FINAL PAYMENT: DATE:	15-FEB-26
		SAT00213_200402_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
			OTHER RELATED INFORMATION	PAGE 6
			RATING INFORMATION	PAGE 7
			REALIZED LOSS DETAIL	PAGE 8

PARTIES TO THE TRANSACTION
DEPOSITOR: MS STRUCTURED ASSET CORP
UNDERWRITER: MORGAN STANLEY & CO. INCORPORATED
RATING AGENCY: STANDARD & POOR'S RATING SERVICES/MOODY'S INVESTORS SERVICE, INC.

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES

LASALLE WEB SITE	WWW.ETRUSTEE.NET

LASALLE FACTOR LINE	800.246.5761

	11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.					PAGE 1 OF 8

		STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

		GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED							STATEMENT DATE:	17-FEB-04

		SERIES 2002-13							PAYMENT DATE:	17-FEB-04

WAC:	6.955000%								PRIOR PAYMENT:	15-AUG-03
									NEXT PAYMENT:	16-AUG-04
WAMM:	264
									RECORD DATE:	01-FEB-04
		GRANTOR TRUST
		ABN AMRO ACCT: 720461.1

	ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT	25,000,000.00		25,000,000.00	0.00	0.00	0.00	25,000,000.00	781,250.00	0.00	6.25000000%
80410X202			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	31.250000000	0.000000000	FIXED

B UNIT	25,000,000.00	N	25,000,000.00	0.00	0.00	0.00	25,000,000.00	88,125.00	0.00	0.70500000%
80410XAA1			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	3.525000000	0.000000000	FIXED

TOTAL	25,000,000.00		25,000,000.00	0.00	0.00	0.00	25,000,000.00	869,375.00	0.00

							TOTAL P&I PAYMENT	869,375.00

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.									PAGE 2 OF 8

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	STATEMENT DATE:	17-FEB-04
PAYMENT DATE:	17-FEB-04
SERIES 2002-13	PRIOR PAYMENT:	15-AUG-03
NEXT PAYMENT:	16-AUG-04
RECORD DATE:	01-FEB-04
ABN AMRO ACCT: 720461.1

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	869,375.00	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
INTEREST NOT ADVANCED ( CURRENT PERIOD )	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	869,375.00
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	869,375.00
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	869,375.00
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	BEGINNING POOL	25,000,000.00	1	REDUCED BY SHORTFALLS IN FEES	0.00
RECOUP OF PRIOR ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00
UNSCHEDULED PRINCIPAL	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
DEFERRED INTEREST	0.00	PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	LIQUIDATIONS	0.00	0
TOTAL INTEREST DUE TRUST	869,375.00	PPIS DUE CERTIFICATE	0.00
REPURCHASES	0.00	0
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
ENDING POOL	25,000,000.00	1	PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	869,375.00

11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.	PAGE 3 OF 8

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	STATEMENT DATE:	17-FEB-04
PAYMENT DATE:	17-FEB-04
SERIES 2002-13
PRIOR PAYMENT:	15-AUG-03
NEXT PAYMENT:	16-AUG-04
RECORD DATE:	01-FEB-04

ABN AMRO ACCT: 720461.1
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

A UNIT	30/360	180	6.250000000%	781,250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	781,250.00	781,250.00	0.00	0.00	NA	NA
B UNIT	30/360	180	0.705000000%	88,125.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	88,125.00	88,125.00	0.00	0.00	NA	NA
869,375.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	869,375.00	869,375.00	0.00	0.00
(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) INCLUDES INTEREST ACCRUED ON OUTSTANDING INTEREST SHORTFALLS AND/OR LOSS ALLOCATIONS. WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 8
11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED		STATEMENT DATE:	17-FEB-04
SERIES 2002-13		PAYMENT DATE:	17-FEB-04
		PRIOR PAYMENT:	15-AUG-03
		NEXT PAYMENT:	16-AUG-04
		RECORD DATE:	01-FEB-04
ABN AMRO ACCT: 720461.1
OTHER RELATED INFORMATION

SWAP INFORMATION

SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

NONE	0.00	0.00%

11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.		PAGE 5 OF 8

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	STATEMENT DATE:	17-FEB-04
SERIES 2002-13	PAYMENT DATE:	17-FEB-04
	PRIOR PAYMENT:	15-AUG-03
	NEXT PAYMENT:	16-AUG-04
	RECORD DATE:	01-FEB-04
ABN AMRO ACCT: 720461.1
OTHER RELATED INFORMATION

THE UNDERLYING SECURITY ISSUER OR GUARANTOR, AS APPLICABLE, IS SUBJECT TO THE INFORMATIONAL REQUIREMENTS OF THE EXCHANGE ACT. THE UNDERLYING SECURITY ISSUER OR GUARANTOR, AS APPLICABLE, CURRENTLY FILES REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. THOSE REPORTS AND OTHER INFORMATION CAN BE INSPECTED AND COPIED AT THE PUBLIC REFERENCE FACILITIES MAINTAINED BY THE SEC AT ROOM 1024, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT PRESCRIBED RATES. THE SEC ALSO MAINTAINS A WEBSITE ON THE INTERNET AT HTTP://WWW.SEC.GOV AT WHICH USERS CAN VIEW AND DOWNLOAD COPIES OF REPORTS, PROXY, INFORMATION STATEMENTS AND OTHER INFORMATION FILED ELECTRONICALLY. IN ADDITION, THOSE REPORTS AND OTHER INFORMATION MAY ALSO BE OBTAINED FROM THE UNDERLYING SECURITY ISSUER BY MAKING A REQUEST TO THE UNDERLYING SECURITY ISSUER.

11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.	PAGE 6 OF 8

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED						STATEMENT DATE:	17-FEB-04
		SERIES 2002-13						PAYMENT DATE:	17-FEB-04
								PRIOR PAYMENT:	15-AUG-03
								NEXT PAYMENT:	16-AUG-04
								RECORD DATE:	01-FEB-04
ABN AMRO ACCT: 720461.1
RATING INFORMATION

				ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
	CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

	A UNIT	80410X202	NR	AA1	AA-
	B UNIT	80410XAA1	NR	AA1	AA-

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

	11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.							PAGE 7 OF 8

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	17-FEB-04
		GE GLOBAL INSURANCE HOLDING CORPORATION DEBENTURE BACKED	PAYMENT DATE:	17-FEB-04
		SERIES 2002-13	PRIOR PAYMENT:	15-AUG-03
			NEXT PAYMENT:	16-AUG-04
			RECORD DATE:	01-FEB-04
ABN AMRO ACCT: 720461.1
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	11-FEB-2004 - 17:28 (J393-J394) 2004 LASALLE BANK N.A.		PAGE 8 OF 8